SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



     Date of Report (Date of earliest event reported):  September 15, 1999



                                ECHO BAY MINES LTD.
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            (Exact name of registrant as specified in its charter)



INCORPORATED UNDER THE LAWS OF CANADA      1-8542                 NONE
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  (State or other jurisdiction          (Commission           (IRS Employee
        of incorporation)               File Number)        Identification No.)



6400 SOUTH FIDDLER'S GREEN CIRCLE, SUITE 1000, ENGLEWOOD, CO     80111-4957
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(Address of principal executive offices)                         (Zip Code)



      Registrant's telephone number, including area code:  (303) 714-8600

ITEM 5.  OTHER EVENTS

On September 15, 1999, Echo Bay Mines Ltd. (the "Company") announced that, in light of continued low gold prices, the Company has elected to defer the interest payment due on October 1, 1999 to holders of its $100 million capital securities. A Press Release with respect to this matter is included as Exhibit
99.1 hereto and is incorporated herein in its entirety by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits.

      99.1  Press release dated September 15, 1999


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                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 ECHO BAY MINES LTD.
                                 (Registrant)



Date September 30, 1999          By: /s/TOM S.Q. YIP
                                    -------------------------------------------
                                 Name:  Tom S.Q. Yip
                                 Title: Vice President, Finance and
                                        Chief Financial Officer


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                                 EXHIBIT INDEX

Exhibit
   No.      Description
- -------     -----------

  99.1      Press release dated September 15, 1999